UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 28, 2018

Griffin-American Healthcare REIT IV, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55775	47-2887436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 1.01 Entry into a Material Definitive Agreement.

MISSOURI SNF PORTFOLIO MASTER LEASE

On September 28, 2018, concurrently with the closing of the acquisition of Missouri SNF Portfolio, as further described below in Item 8.01 of this Current Report on Form 8-K, we, through our subsidiaries, GAHC4 Kansas City MO SNF, LLC, GAHC4 Salisbury MO SNF, LLC, GAHC4 Florissant MO SNF, LLC, GAHC4 Sedalia MO SNF, LLC, GAHC4 Milan MO SNF, LLC, GAHC4 Trenton MO SNF, LLC, GAHC4 Moberly MO SNF, LLC and GAHC4 St. Elizabeth MO SNF, LLC, or collectively referred to herein as the Missouri Landlord, entered into a master lease, or the Missouri Master Lease, with RC Tier Properties, L.L.C., or Missouri Tenant, an affiliate of Reliant Care Management Group, L.L.C., for eight skilled nursing facilities that comprise Missouri SNF Portfolio.

The Missouri Master Lease constitutes one indivisible lease for the eight skilled nursing facilities. The material terms of the Missouri Master Lease provide for: (i) a 15-year absolute net lease with a term commencing on September 28, 2018 with extension options for two additional ten-year terms; (ii) initial annual base rent in the amount of $7,629,000 (split among the eight facilities in accordance with facility-specific operating subleases); (iii) minimum rent for subsequent years subject to increases tied to the consumer price index with a floor of 2% and a cap of 3%; (iv) capital expenditures required to be completed on a per facility basis during each calendar year, based on a five calendar year historical average; and (v) all tenant obligations under the Missouri Master Lease to be unconditionally guaranteed in favor of Missouri Landlord by Reliant Care Management, L.L.C., and RC Tier Associates, L.L.C., and the operator subtenants pursuant to lease guaranties. The Missouri Master Lease also contains covenants, terms and conditions that are customary for master leases and transactions of this type.

SONGBIRD SNF PORTFOLIO PSA AMENDMENT

As previously reported in our Current Reports on Form 8-K filed on July 30, 2018, September 7, 2018, September 19, 2018 and September 26, 2018, we, through GAHC4 Songbird SNF Portfolio, LLC, our wholly-owned subsidiary, entered into a purchase and sale agreement, or the Songbird Purchase Agreement, a first amendment to the Songbird Purchase Agreement, a second amendment to the Songbird Purchase Agreement and a third amendment to the Songbird Purchase Agreement, respectively, with Midwest Health Properties, LLC, Petersen - Farmer City, LLC, Petersen Health Care II, Inc., Petersen Health Care III, LLC, Petersen Health Care VIII, LLC, Petersen Health Care XI, LLC, Petersen Health Care XIII, LLC, Petersen Health Group, LLC, Petersen Health Care XII, LLC, Robings, LLC, each referred to as a Songbird Seller, or two or more Songbird Seller parties referred to as Songbird Sellers, Midwest Health Operations, LLC, Petersen Health & Wellness, LLC, Petersen Health Business, LLC, Petersen Health Care - Farmer City, LLC, Petersen Health Care II, Inc., Petersen Health Care VII, LLC, Petersen Health Group, LLC, Petersen Health Quality, LLC, each referred to as a Songbird Current Operator, or two or more Songbird Current Operator parties referred to as Songbird Current Operators, POP, LLC, or Songbird Tenant, an affiliate of Songbird Seller and Songbird Current Operator, and Mark B. Petersen, or Songbird Guarantor, the indirect or direct owner of Songbird Sellers, Songbird Current Operators and Songbird Tenant, in connection with the purchase of certain real property and certain other property and interests relating to the use and operation of 24 healthcare facilities, as set forth in the Songbird Purchase Agreement, located in Illinois and Missouri, or Songbird SNF Portfolio, for a contract purchase price of $78,500,000, plus closing costs. Songbird SNF Portfolio, consisting of approximately 625,000 square feet of gross leasable area and 2,104 licensed beds, includes 21 skilled nursing facilities and one assisted living facility located in Illinois and two skilled nursing facilities located in Missouri, and will be 100% leased at time of acquisition.

On September 28, 2018, we entered into a fourth amendment to the Songbird Purchase Agreement, as amended, or the Songbird Fourth Amendment, with the Songbird Sellers and Songbird Current Operators. The material terms of the Songbird Fourth Amendment extend the due diligence period to October 5, 2018. We anticipate closing this acquisition in the fourth quarter of 2018; however, we can give no assurance that the closing will occur within this timeframe, or at all. The potential acquisition of Songbird SNF Portfolio is subject to substantial conditions to closing.

SECOND AMENDMENT TO CREDIT AGREEMENT

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

SECOND AMENDMENT TO CREDIT AGREEMENT

As previously reported in our Current Reports on Form 8-K filed on August 26, 2016 and November 6, 2017, we, through Griffin-American Healthcare REIT IV Holdings, LP, our operating partnership, as borrower, and certain of our subsidiaries, and us, collectively as guarantors, entered into a credit agreement, or the Credit Agreement, on August 25, 2016, and a First Amendment to the Credit Agreement on October 31, 2017, with Bank of America, N.A., or Bank of America, as administrative agent, swing line lender and letters of credit issuer; KeyBank, National Association, or KeyBank, as syndication agent and letters of credit issuer; and the lenders named therein, to establish a $50,000,000 term loan credit facility and a $150,000,000 revolving credit facility. Pursuant to the terms of the Credit Agreement, as amended, upon at least five business days’ prior written notice to Bank of America, we have the right to increase the aggregate revolving commitments, or add one or more tranches of term loans by an aggregate amount of all such increases and additions of $300,000,000, subject to satisfaction of certain conditions, including the payment of an extension fee.

On September 28, 2018, we entered into a Second Amendment to Credit Agreement with Bank of America, as administrative agent, and the subsidiary guarantors and lenders named therein. The material terms of the Second Amendment to Credit Agreement provide for an increase in the term loan commitment by an aggregate amount equal to $150,000,000. The revolving credit facility and term loan credit facility are collectively referred to as the Credit Facilities. The aggregate borrowing capacity under the Credit Facilities was $350,000,000 as of September 28, 2018. There were $200,000,000 in borrowings outstanding and $150,000,000 remained available under the Credit Facilities as of September 28, 2018. Except as modified by the Second Amendment to Credit Agreement, the material terms of the Credit Agreement, as amended, remain in full force and effect.

Item 8.01 Other Events.

MISSOURI SNF PORTFOLIO ACQUISITION

As previously reported in our Current Reports on Form 8-K filed on June 13, 2018, July 24, 2018, August 13, 2018 and August 17, 2018, we, through GAHC4 Missouri SNF Portfolio, LLC, our wholly-owned subsidiary, entered into a purchase and sale agreement, or the Missouri Purchase Agreement, and related amendments to the Missouri Purchase Agreement, with Bridgewood Associates, L.L.C., Salisbury Associates LLC, Crestwood Associates, L.L.C., Sedalia Associates, L.P., Milan Associates, L.L.C., Eastview Associates, L.L.C., M-S Associates, L.P. and BKY Properties of St. Elizabeth LLC, or collectively, the Missouri owner sellers, Bridgewood Health Care Center, L.L.C., Chariton Park Health Care Center, L.L.C., Crestwood Health Care Center, L.L.C., Four Seasons Living Center, L.L.C., BKY Healthcare of Milan, Inc. d/b/a Miland Health Care Center, Eastview Manor, Inc. d/b/a Eastview Manor Care Center, North Village Park, L.L.C., and MMA Healthcare of St. Elizabeth, Inc. d/b/a St Elizabeth Care Center, or collectively, the Missouri operators, and together with the Missouri owner sellers, the Missouri Sellers, and TLG II, L.L.P., as parent guarantor, for the purchase of certain real property and certain other property and interests relating to the use and operation of Missouri SNF Portfolio for an aggregate contract purchase price of $88,200,000, plus closing costs.

On September 28, 2018, we acquired Missouri SNF Portfolio from the Missouri Sellers for an aggregate contract purchase price of $88,200,000, plus closing costs. We financed the purchase of Missouri SNF Portfolio using cash on hand and borrowings under our Credit Facilities with Bank of America and KeyBank. In connection with the acquisition of Missouri SNF Portfolio, we paid to Griffin-American Healthcare REIT IV Advisor, LLC, or our advisor, a base acquisition fee of approximately $1,985,000, or 2.25% of the aggregate contract purchase price of the Missouri SNF Portfolio. Additionally, as described more fully in the prospectus for our initial public offering, we have accrued for a contingent advisor payment of approximately $1,985,000, or 2.25% of the aggregate contract purchase price of the property, which shall be paid to our advisor, subject to the satisfaction of certain conditions.

Missouri SNF Portfolio is comprised of eight skilled nursing facilities located in Florissant, Kansas City, Milan, Moberly, Salisbury, Sedalia, St. Elizabeth and Trenton, Missouri, or Missouri SNF Portfolio. Missouri SNF Portfolio, consisting of approximately 385,000 square feet of gross leasable area and 1,112 beds, offers skilled nursing, residential care and other ancillary healthcare services with a focus on behavioral health services. Missouri SNF Portfolio is 100% leased pursuant to the Master Lease described above in Item 1.01 of this Current Report on Form 8-K.

TRILOGY JOINT VENTURE

Effective as of October 1, 2018, we, through GAHC4 Trilogy JV, LLC, or GAHRIV Trilogy JV, a wholly-owned subsidiary of Griffin-American Healthcare REIT IV Holdings, LP, our operating partnership, purchased 6% of the total membership interests in Trilogy REIT Holdings, LLC, or the Joint Venture, for $48,000,000 in cash, based on an estimated gross enterprise value of $93,154,000 consisting of our equity investment and a calculated pro rata share of the debt of the Joint Venture based on our ownership interest. We acquired these membership interests from Trilogy Holdings NT-HCI, LLC, a wholly-owned subsidiary of NorthStar Healthcare Income Operating Partnership, LP, the operating partnership of NorthStar Healthcare Income, Inc., or collectively NHI, unaffiliated third parties. We financed the acquisition of the Joint Venture membership interests using cash on hand and borrowings under our Credit Facilities with Bank of America and KeyBank. In connection with the purchase of the Joint Venture membership interests, we paid to our advisor a base acquisition fee of approximately $2,096,000, or 2.25% of the estimated gross enterprise value of the Joint Venture membership interests acquired by us. Additionally, as described more fully in the prospectus for our initial public offering, we have accrued for a contingent advisor payment of approximately $2,096,000, or 2.25% of the estimated gross enterprise value of the Joint Venture membership interests acquired by us, which shall be paid to our advisor, subject to the satisfaction of certain conditions.

As a result of our acquisition of these membership interests, the Joint Venture is 70% indirectly owned by Griffin-American Healthcare REIT III, Inc., or GAHR III, 24% indirectly owned by NHI and 6% indirectly owned by us. The wholly-owned subsidiary through which GAHR III owns a 70% interest in the Joint Venture serves as the manager of the Joint Venture. Both GAHR III and us are sponsored by American Healthcare Investors, LLC. Through Trilogy Real Estate Investment Trust, a Maryland statutory trust and subsidiary of the Joint Venture, the Joint Venture owns approximately 96.7% of the outstanding equity interests of Trilogy Investors, LLC, a Delaware limited liability company, or Trilogy. Trilogy owns and operates purpose-built integrated senior healthcare facilities, including skilled nursing facilities and assisted living facilities, located across several states, as well as certain ancillary businesses.

In connection with our acquisition of the membership interests in the Joint Venture, GAHRIV Trilogy JV was admitted as a member of the Joint Venture and entered into a First Amended and Restated Limited Liability Company Agreement of the Joint Venture, or the Amended JV Agreement, with the other members of the Joint Venture. GAHRIV Trilogy JV will be subject to the existing transfer rights of the other members of the Joint Venture, including drag-along, forced sale and other rights, and will have tag-along rights in certain circumstances. GAHRIV Trilogy JV initially will not have any representation on the Trilogy board of directors and will not have voting representation on the Trilogy board of directors unless GAHRIV Trilogy JV becomes a Qualifying Member (as defined in the Amended JV Agreement). In addition, any interested-party transaction between GAHRIV Trilogy JV and the Joint Venture or Trilogy will require approval by the other non-interested members of the Joint Venture, and approval by GAHRIV Trilogy JV will be required of any interested-party transactions by the other members of the Joint Venture in certain circumstances.

PRESS RELEASE

On October 4, 2018, American Healthcare Investors, LLC, one of our co-sponsors and the managing member of our advisor, issued a press release announcing our recent acquisitions, including Missouri SNF Portfolio and the membership interests of the Joint Venture, and our increase in the Credit Facilities. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	American Healthcare Investors, LLC Press Release, dated October 4, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT IV, Inc.
October 4, 2018
By:/s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: Chief Executive Officer